SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Mark C. Amorosi, Dana D’Auria, John McDermott and John A. Mooney, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her and seal as of the date set forth below.

/s/ Tracie Ahern Tracie Ahern Independent Trustee	Date: 7/17/2018

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Mark C. Amorosi, Dana D’Auria, John McDermott and John A. Mooney, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits, instruments and other documents necessary and appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jack Jennings Jack Jennings Independent Trustee	Date: 7/17/2018

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Mark C. Amorosi, Dana D’Auria, John McDermott and John A. Mooney, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas P. Lemke Thomas P. Lemke, Esquire Independent Trustee	Date: 7/17/2018

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Mark C. Amorosi, Dana D’Auria and John A. Mooney, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all registration statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John McDermott John McDermott Interested Trustee	Date: 7/18/2018

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of  the above referenced trust (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Mark C. Amorosi, Dana D’Auria, John McDermott and John A. Mooney, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Fred Naddaff Fred Naddaff Independent Trustee	Date: 7/17/2018